TAX	12 Months Ended
Dec. 31, 2022
TAX
TAX

NOTE 16 – TAX

USDm	2022	2021	2020
Tax for the year
Current tax for the year	0.5	0.6	0.4
Adjustments related to previous years	(0.1)	(0.1)	0.1
Adjustment of deferred tax	(7.3)	(0.1)	—
Income tax charge for the year	(6.9)	0.4	0.5
Tonnage tax charge for the year	1.0	0.9	0.9
Total	(5.9)	1.3	1.4

Adjustment of deferred tax of USD 7.3m for the year ended 31 December 2022 primarily consists of the recognition of deferred tax assets for unused tax credits for charges subject to the corporate interest restriction and for carried forward losses, which now qualify for recognition as a result of the deferred tax liability related to the unrealized gain on interest swaps.

The majority of the Group’s taxable income is located in Denmark, and therefore the majority of the tax base is subject to Danish tax legislation. As such, the Group has elected to participate in the Danish tonnage tax scheme; the participation is binding until 31 December 2024.

The Group expects to participate in the tonnage tax scheme after the binding period and, as a minimum, to maintain an investment and activity level equivalent to that at the time of entering the tonnage tax scheme.

Under the Danish tonnage tax scheme, income and expenses from shipping activities are not subject to direct taxation, and accordingly, an effective rate reconciliation has not been provided, as it would not provide any meaningful information. Instead, the taxable income is calculated from:

●	The net tonnage of the vessels used to generate the income from shipping activities
●	A rate applicable to the specific net tonnage of the vessels based on a sliding scale

Corporate income tax is primarily levied on the Group’s non-vessel-related activities. The effective tax rate of the Group is -1% (2021: 3.3%, 2020 1.6%). Net deferred tax liability in relation to entities outside the tonnage tax regime amounts to USD 5.5m.

USDm	2022	2021	2020
Deferred tax recognised in the balance sheet
Deferred tax asset	0.6	0.7	0.3
Deferred tax liabilities	(6.1)	—	—
Deferred tax, net as of 31 December	(5.5)	0.6	0.3

Balance as of 01 January	0.6	0.3	—
Deferred tax for the year	7.3	0.1	—
Deferred tax relating to changes in equity	(13.2)	—	—
Additions from business combinations	(0.3)	—	—
Other changes	0.1	0.3	0.3
Balance as of 31 December	(5.5)	0.7	0.3

NOTE 16 – continued

The deferred tax asset is derived from prior-year losses and can only be utilized on taxable income arising from the same trade as when the tax losses were incurred. The tax value of tax loss carry forwards is included in deferred tax assets to the extent that these are expected to be utilized in future taxable income.

As per December 2022, there are unused tax credits of USD 2.2m (2021: USD 13.5m) relating to prior year losses, as the utilization of these losses may not be used to offset taxable profit due to a high degree of uncertainty of future taxable profits. The deferred tax liability is derived from temporary differences between the accounting and tax values of derivative financial instruments of USD 13.2m and intangible assets of USD 0.3m.

USDm	2022	2021	2020
Non-current tax liability related to held-over gains
Balance as of 31 December	45.2	45.2	44.9

The non-current tax liability related to held-over gains is the undiscounted income tax payable calculated on the realized gain on sale of vessels which came from corporate income taxation into the Danish tonnage tax scheme upon initial application in 2001 (the held-over gain reflected in the transition account under the Danish tonnage tax scheme). This tax liability will become payable, in part or in full, if the Danish owned fleet of vessels is significantly or fully disposed of, or if operated to end of useful life and sold for scrap.

If TORM discontinues its participation in the Danish tonnage tax scheme, a deferred tax liability would arise in relation to the vessels held by the Group and taken out of the tonnage tax scheme. Management considers this to be a remote scenario.

The Group operates in a wide variety of jurisdictions, in some of which the tax law is subject to varying interpretations and potentially inconsistent enforcement. As a result, there can be practical uncertainties in applying tax legislation to the Group's activities. Whilst the Group considers that it operates in accordance with applicable tax law, there are potential tax exposures in respect of its operations, the impact of which cannot be reliably estimated but could be material.

Accounting policies

Tax

Tax expenses comprise the expected income tax charge for the year in accordance with IAS 12 as well as tonnage tax related to the Group’s vessels for the year. The income tax charge for the year includes adjustments relating to previous years and the change in deferred tax for the year. However, income tax relating to items in other comprehensive income is recognized directly in the statement of other comprehensive income.

Deferred tax

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax is calculated at the income tax rates which are expected to apply in the period when the liability is settled or the asset is realized, based on the laws which have been enacted or substantially enacted at the balance sheet date. The deferred tax is charged through the income statement except when it relates to other comprehensive income items. No deferred tax is recognized related to assets and liabilities, including vessels which are subject to tonnage tax.

Income tax balances

The expected income tax payable on the taxable profits for the year is classified as current tax in the balance sheet. Income taxes expected to fall due after more than one year are classified as non-current liabilities or assets in the balance sheet. Income tax is measured using tax rates enacted or substantially enacted at the balance sheet date and includes any adjustment to tax payable in respect of previous years. Current and non-current income tax balances are not discounted.